LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2023
LOSS PER SHARE
Reconciliation for the calculation of basic and diluted loss per share

	2023	2022
Net Loss Attributable to the Company	$(98,269,418)	$(32,903,021)
Less Dividends and Increase in Redemption Values of GH Group Preferred Shares	(18,442,488)	(20,250,481)
Net Loss Attributable to the Company	(116,711,906)	(53,153,502)
Weighted-Average Shares Outstanding - Basic	72,028,902	64,182,436
Weighted-Average Shares Outstanding - Diluted	72,028,902	64,182,436
Loss Per Share Attributable to the Company - Basic	$(1.62)	$(0.83)
Loss Per Share Attributable to the Company - Diluted	$(1.62)	$(0.83)